UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 ---------------


      Date of Report (Date of earliest event reported): September 26, 2005

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      1-15345                25-1391475
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


                      2441 Viscount Row                           32809
                       Orlando, Florida                        (Zip Code)
           (Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. THESE STATEMENTS RELATE TO FUTURE EVENTS OR OUR FUTURE FINANCIAL PERFORMANCE. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON OUR CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT OUR INDUSTRY, MANAGEMENT'S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY OUR COMPANY. WORDS SUCH AS "ANTICIPATE," "EXPECT," "INTEND," "PLAN," "BELIEVE," "SEEK," "PROJECT," "ESTIMATE," "MAY," "WILL," AND VARIATIONS OF THESE WORDS OR SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM OUR HISTORICAL RESULTS AND THOSE EXPRESSED OR FORECASTED IN ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF A VARIETY OF FACTORS, INCLUDING THOSE SET FORTH IN "RISK FACTORS" AND ELSEWHERE IN, OR INCORPORATED BY REFERENCE INTO, THIS FORM 10-K/A. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS FOR ANY REASON, EVEN IF NEW INFORMATION BECOMES AVAILABLE OR OTHER EVENTS OCCUR IN THE FUTURE.

SECTION 3. SECURITIES AND TRADING MARKET.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On September 26, 2005, the Company received an informal notification from the American Stock Exchange ("AMEX"), notifying the Company that it is not in compliance with AMEX's continued listing requirements. On September 29, 2005, the Company received a deficiency letter from AMEX advising that, based on its review of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, the Company is not in compliance with AMEX's continued listing requirements. Specifically, the AMEX notice stated that the Company is not in compliance with (i) Section 1003(a)(i) of the AMEX Company Guide, because the Company's shareholders' equity is less than $2,000,000 and it sustained losses from continuing operations and/or net losses in two out of its three most recent fiscal years; (ii) Section 1003(a)(ii) of the AMEX Company Guide, because the Company's shareholders' equity is less than $4,000,000 and it sustained losses from continuing operations and/or net losses in three out of its four most recent fiscal years; and (iii) Section 1003(a)(iv) of the AMEX Company Guide, because the Company has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of AMEX, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

The AMEX notice requires the Company to submit a plan by October 28, 2005, advising AMEX of any action it has taken, or will take, that would bring the Company into compliance with Sections 1003(a)(i) and 1003(a)(ii) of the AMEX Company Guide within a maximum of 18 months of the date of the AMEX notice and
Section 1003(a)(iv) of the AMEX Company Guide within a maximum of 6 months of the date of the AMEX notice. The AMEX notice states that if the Company does not submit a plan, or submits a plan that is not accepted, the Company may be subject to delisting proceedings. Furthermore, if the plan is accepted, the Company may be able to continue its listing during the respective plan periods; however, if the Company is not in compliance with the continued listing standards at the conclusion of the respective plan periods or does not make progress consistent with the plan during the plan periods, AMEX staff will initiate delisting proceedings as appropriate. In any event, the Company may appeal if AMEX staff makes a determination to initiate delisting proceedings in accordance with applicable AMEX rules.

In the AMEX notice, AMEX also noted that within five days of September 29, 2005, the Company will be included in a list of issuers, which is posted daily on the AMEX website, that are not in compliance with AMEX's continued listing standards and ".BC" will be appended to the Company's ticker symbol whenever the Company's symbol is transmitted with a quotation or trade. The website posting and indicator will remain in effect until the Company has regained compliance with all applicable continued listing standards.

The Company intends to submit a plan to AMEX by October 28, 2005 advising AMEX of any action the Company has taken, or will take, to bring the Company into compliance with Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iv) within the time periods required by AMEX.

It is anticipated that the Company's plan will note, among other things, the following actions that the Company has already taken:

      o As previously announced in the current report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2005, the Company has entered into agreements with Schreiber Foods Inc. ("Schreiber") pursuant to which Schreiber will become the sole manufacturer of the Company's products. The Company will sell most of its remaining inventory to Schreiber and no longer have the burden of carrying inventory. The Company expects to realize significant cost savings as a result of this outsourcing relationship with Schreiber.

      o In addition, as previously announced in the current report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2005, subject to shareholder approval and the satisfaction of other conditions precedent, the Company will sell its manufacturing assets to Schreiber for $8,700,000. This will permit the Company to repay in full its term loan with Beltway Capital Partners, LLC which was recently assigned from Wachovia Bank, N.A.(formerly SouthTrust
            Bank),   the  current   aggregate   principal  amount  of  which  is
            $7,691,985. This will decrease the Company's debt service obligations going forward.

      o In addition, as indicated below in item 8.01 of this report, the Company has been working with Goldman, Sachs & Co. to explore strategic alternatives, including the possible sale of the Company. If the Company is sold or is able to consummate a similar strategic alternative, then the Company may have no further need to comply with AMEX's listing requirements.

If the Company determines that a sale of the Company will not be completed and the outsourcing of its production activities and sale of its production assets to Schreiber will not generate the a sufficient amount of stockholders' equity within the time periods required by AMEX, then the Company may be required to sell additional equity securities. However, there are no assurances that any of such alternatives will be viable or available to the Company on terms that are acceptable to the Company, or that, even if viable, that the Company will be successful in implementing any of such alternatives.

On September 30, 2005, the Company issued a press release announcing the matters discussed above. The full text of the press release is attached as Exhibit 99.1 to this report.

SECTION 8. OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

On September 30, 2005, the Company issued a press release announcing that it has been exploring strategic alternatives and has engaged Goldman, Sachs & Co. as its advisor to assist the Company in its exploration of strategic alternatives, including a possible sale of the Company. There can be no assurances that the Company will be able to consummate a sale or other strategic alternative. The full text of the press release is attached as Exhibit 99.2 to this report.


SECTION 9  -  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

      99.1 Press Release regarding AMEX issued by the Company on September 30, 2005 (Filed herewith).

      99.2 Press Release regarding Goldman, Sachs & Co. issued by the Company on September 30, 2005 (Filed herewith).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GALAXY NUTRITIONAL FOODS, INC.

September 30, 2005                           By:  /s/ Salvatore J. Furnari
                                                  ------------------------------
                                             Name:  Salvatore J. Furnari
                                             Title: Chief Financial Officer